Virtus Variable Insurance Trust

Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series,
Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series,
Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series,
Virtus SGA International Growth Series and Virtus Tactical Allocation Series (the “Series”)

Supplement dated November 5, 2026 to the Series’ Summary Prospectuses,

Statutory Prospectuses (collectively, the “Prospectuses”) and
Statement of Additional Information (the “SAI”), each dated April 28, 2026

IMPORTANT NOTICE TO INVESTORS

Effective November 2, 2026, each Series’ expense limitation agreement has been amended to reflect changes to the list of expenses that are excluded from the limitation arrangements. As a result, all references in the Series’ Prospectuses and SAI to the expenses that are excluded from the “total operating expenses” of a Series for purposes of its expense limitation arrangements are hereby updated to the following: front-end or contingent deferred sales charges, taxes (federal, state or otherwise), tax reclaim expenses, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, depositary receipt program fees, expenses incurred in connection with any merger or reorganization, expenses incurred in connection with any meeting of the Series’ shareholders, unusual or infrequently occurring expenses, litigation expenses (including expenses for responding to document requests for litigation to which the Series is not a party), acquired fund fees and expenses, and dividend expenses, if any.of

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VVIT ELA Disclosure update (11/2026)